UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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SANARA MEDTECH INC.
(Name of Registrant as Specified in its Charter)

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SANARA MEDTECH INC.
1200 Summit Ave., Suite 414
Fort Worth, Texas 76102

June 25, 2020

Dear Shareholder:

The Board of Directors and Management of Sanara MedTech Inc. invite you to attend the Annual Meeting of Shareholders to be held electronically as a virtual meeting at 10:00 a.m. Central time on Thursday, July 9, 2020. Due to the potential health dangers and related complexities of holding a meeting at a physical location, the Annual Meeting will instead be conducted virtually by electronic communication via the Internet. Details on electronic attendance and matters on which action will be taken at the meeting are explained in the notice and proxy statement following this letter. Please read them carefully.

It is important that your shares be voted at the meeting in accordance with your preference. If you do not plan to attend our virtual meeting, you may vote your shares through the Internet or by mail using the enclosed proxy card and envelope. If you are a beneficial holder with shares held through a broker, you will receive instructions for voting your shares from your broker.

Thank you for your continued support of Sanara MedTech Inc.

Ronald T. Nixon
Executive Chairman of the Board

J. Michael Carmena
Vice Chairman of the Board

SANARA MEDTECH INC.
1200 Summit Ave., Suite 414
Fort Worth, Texas 76102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 9, 2020

The Annual Meeting of Shareholders of Sanara MedTech Inc., a Texas corporation (the “Company”), will be held electronically as a virtual meeting on July 9, 2020, at 10:00 a.m., Central time, for the following purposes:

(1)
To elect five directors to hold office until the next Annual Meeting of Shareholders;

(2)
To approve the Company’s Restated 2014 Omnibus Long Term Incentive Plan;

(3)
To approve, by advisory vote, a resolution on executive compensation;

(4)
To recommend, by advisory vote, the frequency of future advisory votes on executive compensation; and

(5)
To transact any other business as may properly come before the annual meeting or any adjournment thereof.

Only holders of record of the Company’s common stock at the close of business on June 11, 2020, are entitled to notice of and to vote at the annual meeting. A complete list of shareholders entitled to vote will be available for examination by any Company shareholder at the Company’s principal office at 1200 Summit Ave., Suite 414, Fort Worth, Texas 76102, during ordinary business hours for a period of eleven days prior to the date of the annual Meeting. Please contact our Corporate Secretary, Michael D. McNeil, at 817-529-2300 if you would like to make arrangements to examine the shareholder list at our office.

Your attention is directed to the proxy statement that follows for further information about the matters to be considered at the annual meeting. Our annual report to shareholders with financial statements, which consists of our annual report on Form 10-K for the year ended December 31, 2019, accompanies the proxy statement.

To ensure that your vote will be counted, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed prepaid envelope, or vote over the Internet, whether or not you plan to attend the Annual Meeting. Your proxy may be revoked in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. If you are a beneficial holder with shares held through a broker, you will receive instructions for voting your shares from your broker.

By Order of the Board of Directors

Michael D. McNeil
Secretary
June 25, 2020
Fort Worth, Texas

SANARA MEDTECH INC.
1200 Summit Ave., Suite 414
Fort Worth, Texas 76102

____________________________

PROXY STATEMENT
For
ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 9, 2020

This Proxy Statement is provided in connection with the solicitation of proxies by the Board of Directors of Sanara MedTech Inc. for its annual meeting of shareholders to be held only by electronic communication on Thursday, July 9, 2020, and any adjournment thereof. The purpose of the meeting is to consider and vote on the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. You are receiving this Proxy Statement because you own shares of common stock of the Company that entitles you to vote at the meeting. In this Proxy Statement, Sanara MedTech Inc. is referred to as the “Company,” “Sanara,” “we” or “us.” By use of a proxy, you can vote on the matters to be decided at the meeting without attending the virtual meeting through the Internet. You simply vote your preferences through the Internet or by completing, signing and dating the enclosed proxy card and mailing it in the enclosed envelope, and your shares will be voted in accordance with your instructions.

The Company will begin sending this Proxy Statement and Proxy to shareholders on June 25, 2020.

GENERAL MATTERS

Record Date; Shares Outstanding and Voting Rights

The Board of Directors fixed the close of business on June 11, 2020 as the record date for shareholders entitled to notice of and to vote at the annual meeting. Only holders of common stock as of the record date are entitled to vote at the annual meeting. As of the record date, there were 6,203,402 shares of common stock outstanding, which were held by approximately 241 holders of record. Each share of common stock held as of the record date entitles the holder to one vote on each matter to be voted on at the meeting. Shareholders are not entitled to cumulate their votes for the election of directors.

The Board of Directors requests that you complete, sign, date and return the enclosed proxy card promptly or vote through the Internet, whether or not you plan to attend the virtual meeting. If you own shares through a bank, broker or other intermediary, you will receive separate instructions from them on how to direct them to vote your shares. If you wish to vote at the annual meeting those shares held through a broker, bank or other nominee, you must first obtain a special proxy executed in your favor from that broker, bank or other nominee and provide evidence of that proxy when you register to attend the virtual meeting (described below). If you fail to provide your broker or other nominee with voting instructions, the broker or other nominee may exercise its discretionary authority to vote the shares only on certain matters without your instructions. If your broker or bank fails to vote the shares on a matter, a “broker non-vote” will occur on that matter, the voting effect of which is described below.

A majority of the outstanding shares must be represented in person or by proxy at the annual meeting in order to constitute a quorum to conduct business at the meeting. Abstentions and “broker non-votes” are treated as shares that are present for purposes of determining the presence of a quorum. Whether you vote by mail or the Internet, your shares of stock will be voted at the annual meeting in accordance with your instructions. If you do not designate specific voting instructions on any matter, your shares will be voted on the matter as recommended by the Board of Directors in this Proxy Statement.

You may revoke a proxy at any time before it is voted at the meeting. To revoke your proxy, you may do so with a subsequent vote by submitting another signed proxy card with a later date or voting through the Internet at a later date, or you may send a written notice of revocation to the corporate secretary of the Company at our principal office, 1200 Summit Ave., Suite 414, Fort Worth, Texas 76102. If your shares are held by a broker, bank or other nominee, you may revoke your voting instruction to the broker, bank or other nominee by so informing the entity in accordance with its procedures.

Deadline to Vote by Proxy

Any vote of a shareholder not voted at the annual meeting will be counted only if (a) in the case of a vote by mailed proxy, the proxy card is received not later than the day prior to the date of the annual meeting or (b) in the case of a vote through the Internet, the vote is made not later than the day prior to the date of the annual meeting.

Attendance and Voting at the Annual Meeting

The Company’s virtual annual meeting will be held on July 9, 2020 at 10:00 a.m., Central time, and will be presented electronically through the Internet in audio and video format. Online access to the meeting will begin at 9:45 a.m., Central time. Shareholders will not be able to physically attend the meeting.

Only shareholders of record and beneficial owners on June 11, 2020, who have registered as described below, will be allowed to attend the virtual annual meeting.

Instructions for Shareholders to Attend the Virtual Annual Meeting

Record Holders.  If you were a shareholder of record (i.e., you held your shares through a certificate registered in your name) on June 11, 2020, you may attend the virtual annual meeting, but you must first register to attend the meeting by sending an email to info@stctransfer.com and requesting a return email for instructions to register for the Sanara MedTech meeting. To register, you will need to have the proxy card that was mailed with this Proxy Statement in order to provide a control number found on the card. You may attend the annual meeting beginning at 9:45 a.m. on the date of the meeting by accessing the Internet site provided to you at registration  You will then be directed to a screen where you will enter your registered name and meeting password obtained at your registration. Please note that the meeting password is case sensitive. Once you have completed these steps, select the “login” button, which will take you to the virtual annual meeting page where you can observe the actions and presentations at the meeting and, if you choose, submit written or verbal questions. If you are a shareholder of record and you have misplaced your proxy card with your control number, please call Securities Transfer Corporation at (469) 633-0101.

Beneficial Owners.  If you were a beneficial owner on June 11, 2020 (i.e., you held your shares in “street name” through an intermediary, such as a broker, bank or other nominee), you must register as described in the preceding paragraph for record holders. However, in order to register, you must have previously obtained a special proxy from the broker, bank or other nominee that will allow you to separately vote your shares. Contact your broker, bank or other nominee holding your shares to obtain the special proxy, and when you have received it, you must submit the special proxy to Securities Transfer Corporation to receive a control number to use to access the virtual annual meeting. Any control number that was provided with your proxy materials, will not provide access to the virtual annual meeting site. Requests for registration and submission of special proxies should be labeled as “Legal Proxy” and must be received by Securities Transfer Corporation no later than 5 p.m., Central time, on July 6, 2020. All such requests should be submitted (1) by email to info@stctransfer.com, (2) by fax to (469) 633-0088, or (3) by mail to Securities Transfer Corporation, Attn: Proxy Tabulation Department, 2901 N. Dallas Parkway, Suite. 380, Plano, TX 75093. Obtaining a special proxy may take several days, so shareholders are advised to register as far in advance as possible. Once you have obtained your control number, you may follow the steps set forth above for “Record Holders” to attend the virtual annual meeting. If you have questions please call Securities Transfer Corporation at (469) 633-0101.

Voting Shares. Shareholders attending the annual meeting will be able to vote during the meeting at http://onlineproxyvote.com/SMTI, which is a separate website from the page hosting the convening of the annual meeting.

Asking Questions. Shareholders attending the annual meeting can ask questions by clicking the Q&A icon on the toolbar appearing at the bottom of the Meeting Page and then typing and submitting a question or clicking the Raise Hand icon to request placement in a queue to verbally ask a question.

Solicitation of Proxies

The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms, banks and other custodians and nominees to forward proxy materials to beneficial owners of our common stock. Solicitations will be made primarily by mail, but certain directors, officers or other employees may solicit proxies in person, by telephone or by other means. Such persons will not receive special compensation for their solicitation services.

Inspector of Elections

The inspector of elections will be a representative from Securities Transfer Corporation, the transfer agent and registrar for our common stock.

Item 1. ELECTION OF DIRECTORS

Shareholders will elect five directors at the annual meeting to serve until the next annual meeting and a successor has been elected and qualified, or the director’s earlier death, resignation or removal. The Board of Directors has nominated each person listed below to stand for election. The persons named as proxies on the accompanying proxy card intend to vote for each of the nominees named in this proxy statement. Each nominee has agreed to serve as a director if elected. Although we have no reason to believe that any of them will be unable or unwilling to serve, in the event that any nominee named below should become unable or unwilling to serve, the Board of Directors may reduce the size of the Board or nominate a substitute for that nominee, and the proxies named on the accompanying proxy card will vote any shares represented by such proxies received by the Company for such other person thereafter nominated for director by the Board of Directors.

Vote Required. Assuming the presence of a quorum, in order to be elected a nominee for director must receive the affirmative vote in the election of that nominee by holders of a majority of outstanding shares of common stock. Each share of common stock is entitled to one vote. The proxy card provides a means for shareholders to vote for or to withhold authority to vote for each nominee for director. A direction to “withhold” a vote is a vote against the nominee. If a shareholder executes and returns a proxy, but does not specify how the shares represented by such shareholder’s proxy are to be voted, the shares will be voted FOR the election of the nominees for director. In determining whether the nominee has received the required number of affirmative votes, abstentions and broker non-votes will have the effect of voting against the director.

The Board of Directors recommends a vote “FOR” the election of each nominee to the Board of Directors.

Director Nominees

The following table sets forth the names, ages, and positions of the nominees for election to the Board of Directors of Sanara MedTech Inc. S. Oden “Denny” Howell, Jr., a current director has decided not to stand for reelection at the annual meeting. The Board received notice of Mr. Howell’s decision only recently and has not had sufficient time to select and evaluate potential candidates to replace Mr. Howell. As a result, members of the Board have not nominated a new director to fill this seat which will become vacant after the annual meeting. The Board anticipates appointing a new director at a later time.

NAME	AGE	POSITION	YEAR FIRST ELECTED
Ronald T. Nixon	64	Executive Chairman	2019
James W. Stuckert	82	Director	2015
J. Michael Carmena	64	Vice Chairman	2019
Ann Beal Salamone	69	Director	2019
Kenneth E. Thorpe	63	Director	2019

Ronald T. Nixon, age 64, has been a director of the Company since March 2019 and has served as Executive Chairman of the Board since May 2019. As Executive Chairman, he has been involved in strategy planning, execution and identifying prospective partnerships and acquisitions opportunities for the Company. Mr. Nixon is the Founder and Managing Partner of The Catalyst Group, Inc., a private investment firm that provides growth capital and strategic advisory services to private companies. Mr. Nixon serves on the board of directors of LHC Group, Inc. as well as a number of private companies, including Trilliant Surgical, LLC, Rochal Industries, LLC, and Triad Life Sciences, Inc. Mr. Nixon also serves on the Engineering Advisory Board for the Cockrell School of Engineering at the University of Texas at Austin, where he was the previous vice chairman. Mr. Nixon holds a Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin and is a registered professional engineer (inactive) in Texas.

James W. Stuckert, age 82, has been a director of the Company since September 2015. He has been engaged in personal investing activities from 2004 to 2019. Mr. Stuckert served as Chairman and Chief Executive Officer of J.J.B. Hilliard, W.L. Lyons, LLC from December 1995 until December 2003, prior to which he served in executive and broker positions from 1963. J.J.B. Hilliard, W.L. Lyons, LLC is a full-service financial asset management firm headquartered in Louisville, Kentucky. Mr. Stuckert was an initial investor and served 24 years on the board of directors of Royal Gold, Inc. He previously has served as chairman of SenBanc Fund; a director of DataBeam, Inc.; a board member of the Securities Industry Association and chairman of its regional firms committee; and a past member of the nominating committee of the New York Stock Exchange. Mr. Stuckert has served as a member of the board of trustees of the University of Kentucky and as chairman of its Finance Committee and as chairman of its Presidential Search Committee. He has also served as chairman of a local hospital’s investment committee. Mr. Stuckert earned a Bachelor’s degree in Mechanical Engineering and a Master of Business Administration degree from the University of Kentucky.

Ann Beal Salamone, M.S., age 69, has been a director of the Company since August 2019. Ms. Salamone is a co-founder of Rochal Industries, LLC and has served as its chairman since September 2019, prior to which she served as its president from 1986 to September 2019. She is one of the principal inventors of Rochal’s liquid bandages, antimicrobial compositions and skin regeneration products for burn and wound treatment, and she has participated in the development of products for electronics, water purification, personal care and healthcare. Ms. Salamone has co-founded six companies and invested in and served on the board of directors of several private entrepreneurial companies. Ms. Salamone is a member of the National Academy of Engineering and The Academy of Medicine, Engineering & Science of Texas.

Kenneth E. Thorpe, Ph.D., age 63, has been a director of the Company since August 2019. He has been the Robert W. Woodruff Professor and Chair of the Department of Health Policy & Management of the Rollins School of Public Health of Emory University in Atlanta, Georgia since 1999. From 1983 to 1999 he held faculty positions in the public health departments at Tulane University, the University of North Carolina at Chapel Hill, Harvard University and Columbia University. Since 2007 Dr. Thorpe has served as Chairman of the Partnership to Fight Chronic Disease. He served on the Board of Directors of LHC Group, Inc. in 2010; was a consultant in the Governor’s Office and Legislature of West Virginia in 2011; and was Co-Chair of the Partnership for the Future of Medicare in 2013. From 1993 to 1995, Dr. Thorpe served as Deputy Assistant Secretary for Health Policy in the U.S. Department of Health and Human Services where he coordinated all financial estimates and program impacts of the Clinton administration’s healthcare reform proposals. In 1991 he was awarded the Young Investigator Award as the most promising health services researcher in the country under age 40 by the Association for Health Services Research. He has authored multiple articles and books on healthcare financing, insurance and healthcare reform. Dr. Thorpe received his Bachelor of Arts degree from the University of Michigan, Master of Arts degree from Duke University, and Ph.D. from the Rand Graduate School.

J. Michael Carmena, age 64, has served as Vice Chairman of the Board and Principal Executive Officer of the Company since May 2019, and served as Chief Executive Officer from February 2018 to May 2019. He served as Chief Financial Officer from December 2016 to April 2018. Prior to joining the Company, Mr. Carmena served as Senior Director, Business & Sales Operations of Smith and Nephew plc (successor to Healthpoint Biotherapeutics) from 2010 to 2013. He served as Senior Director, Finance & Administration of Healthpoint Biotherapeutics from 2008 to 2010 and as Controller from 1998 to 2008, prior to which he held senior financial positions in a company engaged in oil and gas exploration and production, ranching and financial asset management. Mr. Carmena began his professional career in 1978 with Arthur Andersen & Co. and became a CPA in 1981. Mr. Carmena earned a Bachelor of Business Administration degree from Texas Christian University.

EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of the executive officers of Sanara MedTech Inc.

NAME	AGE	POSITION
Zachary B. Fleming	45	Co-Chief Operating Officer and President, Surgical
Shawn M. Bowman	45	Co-Chief Operating Officer and President, Wound Care
Michael D. McNeil	55	Chief Financial Officer
J. Michael Carmena	64	Vice Chairman and Principal Executive Officer

Zachary B. Fleming, age 45, was appointed to the position of President, Surgical Division on May 28, 2019, and was named Co-Chief Operating Officer on January 28, 2020. Mr. Fleming joined the Company as Vice President of Sales in November 2017 and was promoted to Vice President, Surgical in September 2018. Mr. Fleming will be responsible for the continued expansion and management of the surgical sales force as well as new product introductions. Mr. Fleming has spent over fourteen years in the medical industry with Healthpoint Biotherapeutics, Smith & Nephew and Sanara MedTech. Mr. Fleming earned a Bachelor of Science from Indiana University.

Shawn M. Bowman, age 45, has served as President, Wound Care Division since May 2019, and was named Co-Chief Operating Officer on January 28, 2020. Mr. Bowman previously served as the Company’s Vice President and General Manager, Wound Care since September 2018. Mr. Bowman will be responsible for leading the strategic expansion of the Company’s wound care division. Mr. Bowman has over eighteen years of experience in the medical device, biologics and pharmaceutical industries. Prior to joining Sanara MedTech, Mr. Bowman built two successful teams as Senior Vice President of Wellsense, and as a National Sales Director for Smith & Nephew’s Advanced Wound Management Division. Mr. Bowman earned a Bachelor of Science in Marketing from the University of Connecticut.

Michael D. McNeil, age 55, has served as Chief Financial Officer since April 2018. Prior to joining the Company, Mr. McNeil served as Controller for Smith and Nephew’s U.S. Advanced Wound Management Division from 2012 to 2018. Mr. McNeil previously served as Controller and Assistant Controller with Healthpoint Biotherapeutics from 1999 to 2012. Prior to his employment at Healthpoint, Mr. McNeil held several finance and internal audit positions with Burlington Resources, Snyder Oil Corporation, and Union Pacific Corporation. Mr. McNeil earned his Bachelor of Science in Business Administration from the University of Nebraska and is a Texas certified public accountant.

J. Michael Carmena has served as an executive officer of the Company since December 2016 as described above as a director of the Company.

BOARD STRUCTURE, CORPORATE GOVERNANCE AND DIRECTOR COMPENSATION

Meetings and Committees of the Board of Directors

The Board of Directors meets on a regular basis, at least quarterly, to review significant developments affecting the Company and to act on matters requiring the approval of the Board. In addition to regularly scheduled meetings, the Board also holds special meetings when the Company faces a matter requiring attention or action by the Board. The Board of Directors does not currently have a standing audit, compensation or nominating committee. The entire Board currently performs the functions of each such committee. Due to the small size of the Company as well as the size and nature of its operations, the Board believes that the structure of the Board of Directors does not necessitate these committees

The Board of Director held 16 meeting during 2019. All directors attended 100% of all Board meetings.

Independent Directors

For purposes of determining the independence of the Company’s directors, the Board of Directors has adopted the definition of independence set forth in the rules of the Nasdaq Stock Market for corporate governance requirements of listed companies. Under that standard, a director is independent if the person has not been employed by the Company at any time during the past three years and the Board has made an affirmative determination that the person does not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a Company director. Under that definition as interpreted in the Nasdaq rules, and based upon information provided by each director concerning his/her background, employment and affiliations, the Board has determined that James W. Stuckert and Kenneth E. Thorpe are independent. Oden “Denny” Howell, who served as a director during 2019 and is not standing for election at the annual meeting, also was determined to be independent.

Nominations of Directors

The Board of Directors does not have a nominating committee to nominate directors for election to the Board. As the Board recently increased in size, the Executive Chairman of the Board has become responsible for identifying potential candidates to be nominated to serve as a director, and the other existing directors participate in evaluating these candidates. When identifying director nominees, the directors may consider, among other factors, the potential nominee’s knowledge and experience in the health care field, the business, financial or other desirable expertise, and independence from the Company. The directors will also consider the number of other public companies for which the person serves as director and the availability of the person’s time and commitment to the Company. Although the Board views diversity of directors to be an important and advantageous element for the composition of the Board of Directors, the Board has no policy or procedure for the consideration of diversity in identifying nominees for director. In the case of current directors being considered for re-nomination, the Board also considers the director’s tenure as a member of the Board, the director’s history of attendance at Board meetings and the director’s preparation for and participation in such meetings. The directors believe that this process currently functions adequately to nominate directors without the need for a formal nominating committee.

The Board of Directors does not have a specific policy regarding consideration of any persons recommended by shareholders to become a director and does not believe such a policy would be significant for the Company. The directors, particularly the Executive Chairman, have communications with shareholders from time to time and informally are able to hear and give consideration if warranted to the views and recommendations of shareholders.

Board Leadership Structure

The leadership structure of the Board of Directors provides that two individuals serve the positions of Chairman of the Board and Principal Executive Officer of the Company. The Board currently believes that this leadership structure best serves the Board’s objectives of oversight of management and the performance of its roles and responsibilities on behalf of shareholders. This structure facilitates the ability of the Executive Chairman to focus efforts on strategic planning and growth of the Company and allows the Principal Executive Officer to concentrate on management and operations of the Company.

Risk Management

 The Board of Directors is responsible for overseeing the Company’s management and operations. The full Board of Directors serves in the role of an audit committee, fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and risk assessment and management. The Company believes that the Board provides effective oversight of risk management functions. On a regular basis the Company performs a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. Plans are then developed to address the risks identified. In addition, members of our management team periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management team is responsible for the Company’s day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Code of Ethics

The Company adopted a Code of Ethics applicable to all directors, officers and employees. The Code of Ethics can be found on the Company’s website at http://sanaramedtech.com under the Investors Relations tab.

Shareholder Communications with the Board

Any matter intended for the Board of Directors, or for any individual member of the Board, should be sent to: Director, Investor Relations, Sanara MedTech Inc., 1200 Summit Ave., Suite 414, Fort Worth, Texas 76102, with a request to forward the communication to the intended recipient. In general, any shareholder communication delivered to the Company for forwarding to Board members will be forwarded in accordance with the shareholder’s instructions. However, the Company reserves the right not to forward any abusive, threatening, or otherwise inappropriate materials.

Director Compensation

The Company reimburses each director for reasonable travel expenses related to such director’s attendance at Board and committee meetings. During 2019, the Company did not pay cash or equity compensation to the members of its Board for their service as directors. The Board expects members will be compensated with annual grants of restricted stock having annual vesting restrictions based on compensation generally valued at $60,000 per year. In February 2020, directors received restricted stock grants with three-year vesting restrictions.

The Company does not sponsor a pension benefits plan, a non-qualified deferred compensation plan or a non-equity incentive plan for its directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of May 31, 2020, the number and percentage of outstanding shares of our common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) the named executive officers as defined in Item 402 of Regulation S-K; and (d) all current directors and executive officers, as a group. As of May 31, 2020, there were 6,203,402 shares of common stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of shares beneficially owned by a person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Common Stock
OFFICERS AND DIRECTORS:	Number of Shares Beneficially Owned	Beneficial Ownership Percentage
Ronald T. Nixon (1)	3,418,996	55.1%
James W. Stuckert (2)	943,993	15.2
S. Oden “Denny” Howell Jr. (3)	483,574	7.8
J. Michael Carmena (4)	6,733
Zachary B. Fleming (5)	8,034
Shawn M. Bowman (6)	5,354
Michael D. McNeil (7)	1,846
Kenneth E. Thorpe (8)	803
Ann Beal Salamone (9)	803
All directors and executive officers as a group (5 persons)	4,870,136	78.4%
_______________

(1)
Mr. Nixon is a Director of the Company and a Manager of Catalyst Rochal, LLC, which owns 100% of the equity interest of CGI Cellerate RX, LLC which owns 2,452,731 shares of the Company’s common stock. FA Sanara, LLC owns 963,856 shares of the Company’s common stock. FA Sanara, LLC is managed by Family Alignment, LLC, which is managed by Catalyst Group, Inc. of which Mr. Nixon is President. Mr. Nixon, through a relationship of control of CGI Cellerate RX, LLC and FA Sanara, LLC, may be deemed to share beneficial ownership of the shares of common stock beneficially owned by CGI Cellerate RX, LLC and FA Sanara, LLC. Mr. Nixon has shared power to vote and dispose 3,416,587 shares, and sole power to vote and dispose 2,409 shares.

(2)
Mr. Stuckert is a Director of the Company and may be deemed to beneficially own 39,004 shares held by Diane V. Stuckert and 69,004 shares owned by Ten Grand Ltd. Mr. Stuckert has the sole power to vote and dispose 943,993 shares.

(3)
Mr. Howell is a Director of the Company and has the sole power to vote and dispose all shares he beneficially owns.

(4)
Mr. Carmena is a Director and executive officer of the Company and holds warrants currently exercisable for the purchase of 5,000 shares of common stock. Mr. Carmena has the sole power to vote and dispose all shares he beneficially owns.

(5)
Mr. Fleming is an executive officer of the Company and holds stock options currently exercisable for the purchase of 2,000 shares of common stock. Mr. Fleming has the sole power to vote and dispose all shares he beneficially owns.

(6)
Mr. Bowman is an executive officer of the Company and has the sole power to vote and dispose all shares he beneficially owns.

(7)
Mr. McNeil is an executive officer of the Company and holds stock options currently exercisable to purchase of 1,000 shares of common stock. Mr. McNeil has the sole power to vote and dispose all shares he beneficially owns.

(8)
Mr. Thorpe is a Director of the Company and has the sole power to vote and dispose all shares he beneficially owns.

(9)
Ms. Salamone is a Director of the Company and has the sole power to vote and dispose all shares she beneficially owns.

EXECUTIVE COMPENSATION

The following table and the accompanying notes provide summary information for each of the last two fiscal years concerning cash and non-cash compensation awarded to, earned by or paid to executive officers (or those acting in a similar capacity).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (a) ($)	Non-equity incentive compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Zachary B. Fleming	2019	205,667	90,000	–	–	–	–	–	295,667
Co-Chief Operating Officer and	2018	161,452	68,000	–	–	–	–	–	229,452
President, Surgical

Shawn M. Bowman	2019	205,667	80,000	–	–	–	–	–	285,667
Co-Chief Operating Officer and	2018	58,833	37,000	–	–	–	–	–	95,833
President, Wound Care

J. Michael Carmena	2019	209,600	75,000	–	–	–	–	–	284,600
Principal Executive Officer	2018	207,107	60,000	–	–	–	–	–	267,107

Michael D. McNeil	2019	169,500	63,000	–	–	–	–	–	232,500
Chief Financial Officer	2018	123,625	45,300	–	4,472	–	–	–	173,197
___________

(a)
The value of option awards represents the grant date fair value of the stock options, determined in accordance with FASB ASC Topic 718. The grant date value was based on the closing price of the stock on the grant date and determined under the Black Scholes valuation model. The following assumptions on the date of grant were used in the grant date fair value: (i) option exercise price equal to the fair market value of the common stock; (ii) expected option life of 5 years; (iii) dividend yield of 0%; (iv) risk free rate of return of 2.67% for options granted in 2018; and (v) volatility of 145.77% for options granted in 2018. The options became fully exercisable during 2019 as a result of a specified change in share ownership of the Company.

Employment Agreements

Effective June 1, 2019, the Company entered into employment agreements with two of its executive officers, Shawn M. Bowman and Zachary B. Fleming. Each agreement provides for an initial two-year term, with automatic one-year renewals unless either party gives prior notice to the other party to terminate the agreement. Each agreement provides for an initial base salary of $225,000, a one-time bonus payment of $25,000, an annual bonus opportunity equal to 50% of base salary, and an initial stock grant equal to $112,500. The initial stock grant vests in one-third increments for each year completed after the date of issuance. In the event the executive is terminated by the Company without cause, the executive is entitled to receive a severance package which will include one year of base salary following the effective date of termination, paid in twelve equal monthly installments, and continued participation in any health care benefits provided by the Company to its employees, subject to the executive’s release of any claims.

 No executive officer is entitled to payments as a result of a change in control of the Company.

Retirement Plans

The Company sponsors a 401(k) tax deferred savings plan, whereby the Company matches a portion of employees’ contributions in cash. Participation in the plan is voluntary, and all employees of the Company who are at least 18 years of age are eligible to participate. The Company matches employee contributions dollar-for-dollar on the first 4% of an employee’s pre‑tax earnings, subject to individual IRS limitations.

Non-Qualified Deferred Compensation

 The Company does not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans, and none of the named executive officers contributes to any such plans.

Outstanding Equity Awards at December 31, 2019

The following table provides information concerning outstanding equity awards as of December 31, 2019, for our named executive officers. Market values were determined using the last sale price of our common stock on December 31, 2019. No stock awards or performance awards were made in 2019 under the Company’s equity incentive plan, and those columns have been omitted from the following table.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
J. Michael Carmena	5,000	–	6.00	12/31/2022
Michael D. McNeil	1,000	–	6.00	4/13/2023
Zachary B. Fleming	2,000	–	6.00	12/31/2022
	8,000	–

Compensation Determinations

The Board of Directors makes all decisions regarding the compensation of executive officers. The Board has not formed a compensation committee for this purpose because of the small size of the Company. Executive compensation typically consists of a base salary, an annual cash bonus, and longer-term incentive compensation of equity-based incentive awards. Annually, the principal executive officer presents to the Board recommended salary amounts for the coming year and bonus payments relating to the prior year’s performance for all executive officers. The Executive Chairman typically proposes any equity incentive awards which generally would provide for annual vesting over a period of at least three years. The entire Board of Directors considers and approves the final amounts.

Compensation of directors is generally proposed by the Executive Chairman and presented to the full Board of Directors who approve the final amounts.

INDEPENDENT AUDITOR MATTERS

MaloneBailey, LLP provided audit services to the Company as an independent registered public accounting firm for the year ended December 31, 2019. A representative of MaloneBailey, LLP is expected to be in attendance at the virtual annual meeting and to have an opportunity to make a statement at the meeting if desired and to be available to respond to appropriate questions.

The Company’s executive management is primarily responsible for preparation of the Company’s financial statements and the financial reporting process, including the system of internal controls over financial reporting. The Company’s independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting, and for issuing an opinion on the fair presentation in all material respects of the financial statements in accordance with U.S. generally accepted accounting principles.

Report of the Board of Directors Regarding the Company’s Auditors

The Board of Directors does not have a standing audit committee to assist the Board in overseeing the financial reporting process. The entire Board of Directors provides the general functions of an audit committee by providing general oversight and monitoring of:

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the Company’s financial statements and other financial information, including the acceptability and quality of the applicable accounting principles and the reasonableness of significant accounting judgments;

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compliance with legal, regulatory and public disclosure requirements;

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the relationship with the independent auditors who report directly to the Board of Directors, including their qualifications and independence;

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system of internal controls; and

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risk management and risk assessment.

When necessary and appropriate to carry out its duties, the Board obtains advice and assistance from outside legal, accounting or other advisors and receives funding for such advice and assistance.

In connection with performing the functions of an audit committee, the Board of Directors reports as follows:

1. The Board has reviewed and discussed the audited financial statements with the Company’s executive management.

2. The Board has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”).

3. The Board has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Board of Directors (in its performance of the role of an audit committee) concerning independence, and has discussed with the independent auditors their independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the Board of Directors approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and filing with the Securities and Exchange Commission.

Report submitted by the Board of Directors,
Ronald T. Nixon
James W. Stuckert
S. Oden “Denny” Howell Jr.
J. Michael Carmena
Ann Beal Salamone
Kenneth E. Thorpe

Audit Fees. We engaged MaloneBailey, LLP to conduct our annual audits and review of quarterly financial statements for the years ended December 31, 2019 and December 31, 2018. Audit fees for services performed were $88,000 during 2019 and $68,303 during 2018.

Tax Fees. We engaged Haynie & Company as our accountants for professional services provided for tax compliance, tax advice and tax planning relating to the years ended December 31, 2019 and December 31, 2018 and paid $24,951 during 2019 and $20,903 during 2018. No fees for tax-related services were paid to our independent auditors.

All Other Fees. We paid no other fees to our independent auditors.

 Pre-Approval Policy. The policy of the Board of Directors, in its capacity as the Company’s audit committee, is the pre-approval of all audit, audit-related and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Board of Directors approved all of the fees described above. The Board may also pre-approve particular services on a case-by-case basis. The independent auditors are required to periodically report to the Board regarding the extent of services provided by the auditors in accordance with that policy. The Board may also delegate pre-approval authority to one or more of its members, who must report any decisions to the Board at the next scheduled Board meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company was a participant in the following transactions with related parties since January 1, 2018.

Mr. Howell and Mr. Stuckert each held a convertible note from the Company payable in the principal amount of $600,000 and accrued interest of $192,797 as of February 18, 2018. On February 19, 2018, each convertible note and $192,797 of accrued interest were converted to 113,257 shares of our common stock.

The Company paid an affiliate of Catalyst Group Inc. (“Catalyst”) a total of $229,356 in 2019. The payments were related to professional services provided to Cellerate, LLC by a Catalyst affiliate under the terms of the Professional Services agreement between the Catalyst affiliate and the Company which was executed upon the formation of Cellerate, LLC. Amounts due to Catalyst and its affiliate totaled $36,790 at December 31, 2019. The Sanara Executive Chairman is the Founder and Managing Partner of Catalyst.

The Company paid Rochal Industries, LLC (“Rochal”) a total of $1,663,073 in 2019. The payments included $1,500,000 under two separate new product license agreements whereby the Company obtained worldwide rights to market and sell certain FDA-cleared products developed by Rochal. Other payments were primarily for finished goods inventory of the licensed products. The Company will pay Rochal royalties on the licensed products at the rate of 4% of net sales during the term of the licenses. Amounts due to Rochal totaled $31,878 at December 31, 2019.

On July 8, 2019, the Company executed a license agreement with Rochal whereby the Company acquired an exclusive worldwide license to market, sell and further develop antimicrobial products for the prevention and treatment of microbes on the human body utilizing certain Rochal patents and pending patent applications. The Company makes initial payments of $1,500,000 under the license and will pay royalties of 4% of net sales during the term of the license. Currently, the products covered by the license agreement are BIAKŌS™ Antimicrobial Wound Gel, and FDA-cleared BIAKŌS™ Antimicrobial Skin and Wound Cleanser.

On October 1, 2019, the Company executed a license agreement with Rochal whereby the Company acquired an exclusive worldwide license to market, sell and further develop certain antimicrobial barrier film and skin protectant products for use in the human health care market utilizing certain Rochal patents and pending patent applications. The Company makes initial payments of $1,000,000 under the license and will pay royalties of 4% of net sales during the term of the license. Currently, the products covered by this license agreement are BIAKŌS™ Antimicrobial Barrier Film and Curashield™ No Sting Skin Protectant.

On May 4, 2020, the Company executed a product license agreement with Rochal whereby the Company acquired an exclusive world-wide license to market, sell and further develop certain products for human medical use to enhance skin condition or treat or relieve skin disorders, excluding uses primarily for beauty, cosmetic, or toiletry purposes. The Company is making initial payments of $1,950,000 under the license and will pay royalties of 4% of net sales during the term of the license.

Ronald T. Nixon, Executive Chairman of the Company, is also a director of Rochal, and indirectly a significant shareholder of Rochal, and through the potential exercise of warrants a majority shareholder of Rochal. Ann Beal Salamone, a director of the Company, is a significant shareholder, the former president and current Chairman of the Board of Rochal.

On October 15, 2019, the Company closed a private placement offering of its common stock for an aggregate purchase price of $10,000,000. The purchasers in the offering were related party entities to three members of the Company’s Board of Directors, Ronald T. Nixon, James W. Stuckert and Oden “Denny” Howell. The purchase price of the common stock and amount of the offering were determined by a special committee of the Board comprised of disinterested Directors who engaged an independent third-party to provide a valuation of the offering price and other relevant information regarding the transaction.

John C. Siedhoff was a director of the Company from 2014 until he resigned that position January 31, 2019. During 2019 and January 2020, Mr. Siedhoff received compensation in the amount of $260,000 in consulting fees as a consultant to the Company. On January 31, 2019, Mr. Siedhoff entered into a consulting agreement with the Company that terminates December 31, 2020. Under the agreement Mr. Siedhoff earned consulting fees in the amount of $21,947 per month through December 31, 2019. For the period January 1, 2020 through December 31, 2020, Mr. Siedhoff will earn $10,000 per month.

The Company does not have a written policy regarding review and approval of transactions with related parties. All members of the Board of Directors have an understanding that any transaction between the Company and any related person will be reviewed by the Board and will take into consideration the importance and scrutiny that must be given to such review to assure protection of the Company’s interest. As part of that review, members of the Board understand the importance of obtaining all relevant information regarding the transaction and will when prudent obtain independent valuation and expert advice. Additionally, to the extent any Board member is a party to or could benefit from the transaction, approval would require a majority of the disinterested directors and may require deliberations without participation of the interested person.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file reports with the SEC of ownership and changes in ownership of our common stock and other equity securities of the Company. Based solely on a review of the Section 16(a) forms filed with the SEC and the representations made by the reporting persons to us, during the fiscal year ended December 31, 2019, two of our directors, Kenneth E. Thorpe and Ann Beal Salamone, and two officers, Zachary B. Fleming and Shawn M. Bowman, each filed late a single form, the Initial Statement of Beneficial Ownership, due to an oversight by Company counsel. Family Alignment, LLC and Catalyst Group, Inc. filed a late amendment to the Form 3 filing of FA Sanara, LLC in order to become a group for filing purposes with FA Sanara, LLC due to a delay in receiving EDGAR filing codes from the SEC. All transactions of our directors and officers were timely reported.

Item 2. APPROVAL OF RESTATED 2014 OMNIBUS LONG TERM INCENTIVE PLAN

In 2014, the Company adopted, and the shareholders approved, the Company’s 2014 Omnibus Long Term Incentive Plan (the “Plan”) under which the Company may issue various equity securities and cash bonuses to employees, directors and consultants selected to participate in the Plan. Shareholder approval is required under the Internal Revenue Code to issue incentive stock options under the Plan. Shareholder approval is also a requirement of any stock exchange on which the Company in the future desires to list the common stock.

As a result of the 1-for-100 reverse stock split of the Company’s common stock in May 2019, the Board of Directors made adjustment to a number of provisions of the Plan affected by the reverse stock split, such as the number of shares authorized for issuance under the Plan. Several other provisions were amended such as the definition of “change in control” of the Company and the effect of a change in control on outstanding awards under the Plan. The Plan is currently effective, and the Company does not believe such adjustments and changes were adverse to the shareholders, but the Board of Directors believes it is advisable to submit the restated Plan for shareholder approval.

If the Plan is not approved by the shareholders, the Company will cease issuing awards under the Plan, but awards previously issued under the Plan would remain in effect under the current terms of the Plan and the associated award agreements. The following summary and discussion does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Plan which is attached as Exhibit A to this proxy statement.

Description of the Plan

The Plan authorizes the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and performance share awards to the Company’s officers, directors, employees and consultants. Awards may be granted alone, in addition to, or in combination with, any other awards under the Plan or any other compensation plan. The Plan provides a pool of 2,000,000 shares, which is equal to 10% of the total number of shares of common stock authorized for issuance under the Company’s corporate documents. The Plan will terminate on September 3, 2024, but previously granted awards remain outstanding until they expire by their terms or the terms of the Plan. In this summary, the term “shares” means the Company’s common stock, and the term “stock unit” means a unit or right whose value is based on the value of a share.

Administration. The Plan is administered by a committee appointed by and serving at the pleasure of the Board of Directors (the “Committee”) composed of at least two directors of the Company who qualify as an “independent director” under the rules of The Nasdaq Stock Market, Inc. and as a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. Unless otherwise determined by the Board, the Compensation Committee of the Board will serve as the Committee. Currently the Board of Directors has not appointed the Committee, and until the Committee is appointed the Board of Directors is administering the Plan in lieu of the Committee. The Committee is authorized, subject to the terms of the Plan, to determine which participants will receive awards, the times when such awards will be made, the times when such awards will vest, the types of awards, the number of shares to be issued under the awards, the value or amount of the awards, and other terms and conditions of awards. All decisions with respect to the Plan will be within the discretion of the Committee.

Available Shares. To the extent an award granted under the Plan terminates or is canceled or forfeited, the shares allocable to the terminated, canceled or forfeited portion of the award will be added back to the aggregate number of shares available for grant under the Plan, and may again be subject to future awards. If, however, shares are withheld or delivered to the Company to satisfy the exercise price or tax withholding obligation of any option or other award or equivalent shares are purchased by the Company in the open market, then those shares will not be added back to the pool of shares available for grant under the Plan.

Grant Participants and Limitations. Currently the Plan has 37 participants, which include the five outside directors, the four executive officers, 28 other officers and employees and two consultants. The grants of awards are subject to the following limitations:

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The maximum number of shares of common stock that may be delivered pursuant to all awards is 2,000,000 and the maximum number of stock options qualifying as Incentive Stock Options under Section 422 of the Internal Revenue Code (“ISOs”) is 1,000,000.

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The maximum number of shares subject to awards granted to any participant during any calendar year, regardless of whether any award thereafter terminates or is canceled or forfeited, is 100,000 shares.

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The exercise price of stock options cannot be less than 100% of the fair market value of a share on the date of grant of the option.

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The exercise price of an ISO granted to a participant owning equity securities possessing more than 10% of the voting power of all classes of Company equity securities must be at least 110% of the fair market value of a share on the date of grant.

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The base amount of a stock appreciation right (a “SAR”) cannot be less than 100% of the fair market value of a share on the date of grant of the SAR.

Vesting of Awards. The Committee may determine at the grant of an award the time or times at which portions of an award vest, which means when (i) stock options or SARs becomes exercisable, (ii) restricted stock or restricted stock units are no longer subject to forfeiture and restrictions on transfer and (iii) performance share awards are no longer subject to restrictions and forfeiture. The Committee may also determine the events (such as termination of employment) which, if an event were to occur prior to the vesting of any portion of an award, would result in the termination or forfeiture of the unvested portion of the award.

Stock Options and Stock Appreciation Rights. Stock options provide the holder the right to purchase shares at the exercise price specified in the award. SARs provide the holder the right to receive an amount in shares or cash equal to the spread between the exercise price specified in the award and the market price of a share at the time of exercise. SARs may be granted alone or in tandem with stock options. Stock options and SARs are subject to the terms and conditions determined by the Committee, except that the exercise price of an option or base value of an SAR cannot be less than 100% of the fair market value of a share on the date of the grant. The Committee determines the form in which payment of the exercise price may be made. Stock options may be granted in the form of nonqualified stock options or, if they meet certain requirements of the Internal Revenue Code, ISOs, which are subject to U.S. income tax treatment described below.

Restricted Stock and Restricted Stock Units. Restricted stock is an award of shares subject to a restriction period specified in the award. During the restriction period, the shares cannot be transferred and are subject to forfeiture. The Committee may determine whether the restricted stock carries the rights to receive dividends and to vote the shares during the restriction period. Restricted stock units are similar to restricted stock except that the award takes the form of stock units instead of actual shares. The Committee will determine whether the restricted stock units may be settled in cash or shares and whether during the restriction period, a holder of restricted stock units may be paid cash (dividend equivalents) that are equal in timing and amount to share dividends. Restricted stock units will not have voting or other shareholder rights.

Performance Share Awards. Performance share awards provide a right to receive shares in the future conditioned upon the attainment of specified performance objectives within a specified period and any other conditions, restrictions and contingencies determined by the Committee. The extent of the successful attainment of the performance criteria determines the number of shares that will be distributed to the participant. Performance measurement may be based on overall Company, business unit or divisional performance and/or on relative performance as compared with that of other publicly traded companies.

Adjustments. The Committee may make appropriate adjustments in the number of shares available under the Plan and the number of shares receivable and exercise price or other consideration payable by a participant pursuant to an award in order to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares, distribution to shareholders, liquidation, dissolution or other similar event.

Amendments. The Board of Directors may terminate or amend the Plan without participant or shareholder approval, except that shareholder approval is required for any amendment that would require shareholder approval under the rules of the stock exchange on which the common stock is then listed, or would be necessary in order for the Plan or awards to comply with Section 422 of the Internal Revenue Code, or otherwise would be required by applicable law or regulation.

Change in Control. Upon a change in control of the Company, all outstanding stock options and SARs automatically become fully vested and exercisable, all restricted share awards automatically become fully vested, and performance share awards provide for payout assuming achievement of 100% of the performance objective and a prorated payout of shares based on the number of months that have elapsed from the beginning of the performance period to the date of the change in control as a percentage of the number of months in the entire performance period. A change in control is defined as a sale of substantially all the assets of the Company or the merger or consolidation of the Company that results in the Company’s shareholders prior to the transaction holding less than 50% of the voting power of the post-transaction company.

Award Grants in 2020. Prior to 2019, the Company granted 8,000 stock options which are currently outstanding and exercisable, and in 2019 granted no awards. As a result of the 1-for-100 reverse stock split on May 10, 2019, the Board of Directors adjusted the exercise price and number shares exercisable from those outstanding options and adjusted the number of shares subject to grant and other limitations under the Plan. In 2020 the Company has granted 180,100 shares of restricted stock, consisting of 26,507 shares to outside directors, 40,910 shares to executive officers, 97,683 shares to other employees, and 15,000 shares to consultants. If the Plan is approved by the Company’s shareholders, all of the grants in 2020 will be counted against the limitation of 2,000,000 total shares granted under the Plan.

Federal Income Tax Consequences

The following discussion generally summarizes certain federal income and employment tax consequences of the issuance and receipt of awards under the Plan in effect on the date of this Proxy Statement. The rules governing the tax treatment of such awards are complex, so the following discussion of tax consequences is general in nature and is not complete. In addition, statutory provisions and these rules are subject to change, as are their interpretations, and their application may vary in individual circumstances. This discussion does not purport to cover all federal income or employment tax consequences, or other federal tax consequences, associated with the Plan, nor does it address state, local, or non-U.S. taxes. The Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code.

Incentive Stock Options (“ISOs”). A participant who is granted an ISO recognizes no income upon the grant or the exercise of the ISO. However, the excess of the fair market value of the shares of common stock subject to the ISO on the date of exercise over the ISO’s exercise price is an item includible in the optionee’s alternative minimum taxable income (unless the optionee exercises and sells the applicable underlying shares in the same year). If an optionee holds the common stock acquired upon exercise of the ISO for at least two years from the date of grant of the ISO and at least one year following exercise (the “Statutory Holding Period”), the optionee’s gain, if any, upon a subsequent disposition of the common stock is taxed as capital gain. If, however, an optionee disposes of the common stock before satisfying the Statutory Holding Period, then depending on additional facts (e.g., the amount realized in the applicable disposition, the fair market value of the common stock on the date of exercise of the ISO, and the ISO’s exercise price), part or all of the income/gain or loss may be treated as taxable compensation income and/or as capital gain or loss. The Company is not entitled to any deduction regarding the grant or exercise of an ISO or the optionee’s subsequent disposition of the shares acquired if the optionee satisfies the Statutory Holding Period. However, if the Statutory Holding Period is not satisfied, the Company is generally entitled to a deduction in the year the optionee disposes of the common stock in an amount equal to the optionee’s compensation income.

Nonqualified Stock Options. Generally, a participant who is granted a stock option that is not an ISO recognizes no income upon grant of the option. At the time of exercise, however, the optionee generally recognizes compensation income equal to the excess, if any, of the fair market value of the common stock on the date of exercise over the exercise price. This income is subject to income and employment tax withholding by the Company, which is generally entitled to an income tax deduction corresponding to the compensation income recognized by the optionee. When an optionee disposes of common stock received upon exercise, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee’s basis in the stock sold. The Company will not receive a deduction for any capital gain recognized by the optionee. The capital gain or loss will be treated as long-term if the common stock has been held for more than one year from the date of exercise.

Stock Appreciation Rights (“SARs”). A participant who is granted a SAR recognizes no income upon grant of the SAR. At the time of exercise, however, the participant generally recognizes compensation income equal to any cash received and the fair market value of any common stock received. This income is subject to income and employment tax withholding by the Company, which is generally entitled to an income tax deduction corresponding to the compensation income recognized by the participant.

Restricted Stock Awards. Generally, restricted stock awards are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code. A participant who is granted restricted stock that is subject to such a substantial risk of forfeiture may make an election under Section 83(b) of the Internal Revenue Code (a “Section 83(b) Election”) to have the fair market value of the common stock (minus any amount paid by the participant for the stock) taxed as compensation income at the date of grant. Any future appreciation (or depreciation) in the value of the common stock is taxed as capital gain (or loss) upon a subsequent sale of the stock, with the holding period commencing on the date of grant. If a participant does not make a Section 83(b) Election, then as shares vest, they will be taxed as compensation income on the vesting date in an amount equal to the fair market value of such vesting common stock as of the vesting date (minus any amount paid by the participant for the vesting portion of the restricted stock). The participant’s basis in the common stock will be the amount of compensation income recognized (plus any amount paid by the participant for the restricted stock). Any future appreciation (or depreciation) in the value of the common stock is taxed as capital gain (or loss) upon a subsequent sale of the stock, with the holding period commencing on the vesting date. Any compensation income the participant recognizes from the grant of restricted stock is subject to income and employment tax withholding by the Company, which is generally entitled to an income tax deduction corresponding to the compensation income recognized by the participant.

Restricted Stock Units and Performance Share Awards. The grant of a performance share award or a restricted stock unit does not generate taxable income to a participant or an income tax deduction by the Company. Any cash and the fair market value of any common stock received as payout on a performance share award or restricted stock unit will constitute compensation income to the participant. The participant’s income is subject to income and employment tax withholding by the Company, which is generally entitled to an income tax deduction corresponding to the compensation income recognized by the participant.

Payment of Withholding Taxes. The Company has the right to withhold or require a participant to remit to the Company an amount sufficient to satisfy any federal, state, local, or foreign withholding tax requirements on any grant, exercise, or disposition, as applicable, of common stock under the Plan.

Section 409A. Section 409A of the Internal Revenue Code establishes tax rules applying to “nonqualified deferred compensation plans.” The failure of an award under the Plan to comply with, or to qualify for an exemption from, Section 409A could result in significant adverse tax results to the award recipient, including immediate taxation upon vesting, a 20% additional tax penalty on the value of the nonqualified deferred compensation, and the imposition of an interest charge. The provisions of the Plan are intended to comply with the applicable requirements of Section 409A, and the Committee intends for awards under the Plan to be in compliance with (or exempt from) Section 409A and for the Plan to be so interpreted and administered.

Vote Required to Approve the Plan

 Approval of the Plan requires the affirmative vote for approval by holders of a majority of the outstanding shares of common stock. Each share of common stock is entitled to one vote. Abstentions and broker non-votes will have the same effect as voting against approval of the Plan. If a shareholder executes and returns a proxy, but does not specify how the shares represented by such shareholder’s proxy are to be voted, the shares will be voted FOR approval of the Plan.

The Board of Directors recommends a vote “FOR” approval of the Plan.

Item 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is soliciting your response of approval of the following resolution of the executive compensation paid to our executive officers as described under “Executive Compensation” above, as required by rules of the Securities and Exchange Commission. Your vote on this matter is advisory only and will not be binding on the Board of Directors. However, the Board of Directors will review the voting results of shareholders and take that into consideration when making future decisions regarding executive compensation.

RESOLVED, that the compensation paid to the Company’s executive officers as disclosed in the sections of this proxy statement entitled “Executive Compensation” and “Approval of Restated 2014 Stock Incentive Plan—Description of Plan,” in accordance with the rules of the Securities and Exchange Commission, is hereby APPROVED.

The Board of Directors recommends a vote “FOR” approval of the advisory vote on executive compensation.

Item 4. FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Federal legislation and rules of the Securities and Exchange Commission require the Company to submit to shareholders for an advisory vote how often we should present to shareholders the advisory vote on executive compensation as we are doing this year in Item 3, above. We are required to solicit your vote on whether the advisory vote by shareholders on the Company’s payment of executive compensation should be every 1, 2, or 3 years. Each shareholder may vote on whether the Company should submit to shareholders the advisory vote on executive compensation each year, every other year, or every three years, or of course you may abstain from voting. The number of years (1, 2 or 3) that receives the most votes will be deemed to be the majority choice of shareholders.

Decisions by the Board of Directors on executive compensation are complex and take into account many factors that are weighed by the Board each year, including Company operational and financial performance, individual performance, and compensation levels of executives in companies of approximately the same size that compete with the Company or are otherwise in the same industry. The Board must also determine and weigh the appropriate methods and types of compensation that reward short term performance and that also incentivize longer-term performance to benefit shareholders.

The Board of Directors believes that a frequency of three years for shareholder advisory votes on executive compensation is the appropriate period. A 3-year period is consistent with the Company’s longer-term business strategy and allows the Board time to evaluate the Company’s results and experience with its executive compensation policy and to consider shareholders’ response and feedback.

Although this is an advisory vote and not binding on the Company, the Board of Directors will carefully consider the vote of shareholders.

The Board of Directors recommends a vote “FOR” a frequency of 3 years.

OTHER MATTERS

Other Business at the 2020 Annual Meeting

The Board of Directors is not aware of any business to be presented for consideration at the annual meeting other than those matters described in this proxy statement. If any other business should properly come before the meeting, however, it is intended that the persons named in the accompanying proxy card will vote on those matters in accordance with their best judgment.

Submission of Shareholder Proposals for the 2021 Annual Meeting of Shareholders

Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in our proxy statement and accompanying proxy card for our 2021 annual meeting of shareholders must be received at our principal executive office in Fort Worth, Texas on or before December 15, 2020, and must meet the requirements of Rule 14a-8.

Annual Report on Form 10-K

Our 2019 Annual Report on Form 10-K for the year ended December 31, 2019 with audited financial statements as filed with the Securities and Exchange Commission accompanies this proxy statement. Additional copies will be furnished to our shareholders upon written request to: Corporate Secretary, Sanara MedTech Inc., 1200 Summit Ave., Suite 414, Fort Worth, Texas 76102.

By Order of the Board of Directors

Michael D. McNeil
Chief Financial Officer
   and Secretary
Fort Worth, Texas
June 25, 2020

EXHIBIT A

SANARA MEDTECH INC.
RESTATED 2014 OMNIBUS LONG TERM INCENTIVE PLAN
February 10, 2020

ARTICLE 1
General Purpose of Plan; Definitions

1.1 Name and Purposes. The name of this plan is the Sanara MedTech Inc. 2014 Omnibus Long Term Incentive Plan. The purpose of this Plan is to enable Sanara MedTech Inc. and its Affiliates to: (i) attract and retain skilled and qualified officers, employees and Directors who are expected to contribute to the Company’s success by providing long-term incentive compensation opportunities competitive with those made available by other companies; (ii) motivate participants to achieve the long-term success and growth of the Company; (iii) facilitate ownership of shares of the Company; and (iv) align the interests of the participants with those of the Company’s Shareholders.

1.2 Certain Definitions. Unless the context otherwise indicates, the following words shall have the following meanings whenever used in this Plan:

“Affiliate” means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company within the meaning of Section 414(b) or (c) of the Code.

“Award” means any Common Share, Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit or Performance Share granted pursuant to this Plan.

“Base Value” is defined in Section 7.3.

“Beneficial Owner” means a “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

“Board” means the Board of Directors of the Company.

“Change in Control” is defined in Section 12.1.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and lawful regulations and guidance promulgated thereunder. Whenever reference is made to a specific Internal Revenue Code section, such reference shall be deemed to be a reference to any successor Internal Revenue Code section or sections with the same or similar purpose.

“Committee” means the entity administering this Plan as provided in Section 2.1.

“Common Shares” means shares of common stock of the Company, par value $0.001 per share.

“Company” means Sanara MedTech Inc., a corporation organized under the laws of the State of Texas and, except for purposes of determining whether a Change in Control has occurred, any corporation or entity that is a successor to Sanara MedTech Inc. or substantially all of the assets of Sanara MedTech Inc. and that assumes the obligations of Sanara MedTech Inc. under this Plan by operation of law or otherwise.

“Date of Grant” means the date on which the Committee grants an Award.

“Director” means a member of the Board.

“Disability” shall be defined in the Award agreements, as necessary.

“Employment” as used herein shall be deemed to refer to (i) a participant’s employment if the participant is an employee of the Company or any of its Affiliates, (ii) a participant’s services as a consultant, if the participant is a consultant to the Company or its Affiliates and (iii) a participant’s services as a non-employee director, if the participant is a non-employee member of the Board; provided that, for any Award that is or becomes subject to Section 409A of the Code, termination of Employment means a “separation from service” under Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any lawful regulations and guidance promulgated thereunder. Whenever reference is made to a specific Securities Exchange Act of 1934 section, such reference shall be deemed to be a reference to any successor section or sections with the same or similar purpose.

“Exercise Price” means the purchase price of a Share pursuant to a Stock Option.

“Fair Market Value” means: (i) if the Common Shares are listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per Share on such date (or, if there was no trading or quotation of the Common Shares on such date, on the next preceding date on which there was trading or quotation); or (ii) if the Common Shares are not listed on a national securities exchange or quoted in an interdealer quotation system, the “Fair Market Value” of Common Shares shall be determined by the Committee in a reasonable manner pursuant to a reasonable valuation method. Notwithstanding anything to the contrary in the foregoing, as of any date, the “Fair Market Value” of Common Shares shall be determined in a manner consistent with avoiding adverse tax consequences under Code Section 409A. In addition, “Fair Market Value” with respect to ISOs and related SARs shall be determined in accordance with Section 6.2(f).

“Full-Value Awards” means Restricted Share Awards, Restricted Share Unit Awards, Performance Share Awards and Common Share Awards.

“Incentive Stock Option” and “ISO” mean a Stock Option which meets the requirements of Section 422 of the Code.

“Non-Qualified Stock Option” and “NQSO” mean a Stock Option that does not meet the requirements of Section 422 of the Code.

“Outside Director” means a Director who meets the definitions of the terms “independent director” set forth in The Nasdaq Stock Market, Inc. rules, and “non-employee director” set forth in Rule 16b-3, or any successor definitions adopted by The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws, rules and regulations.

“participant” is defined in Section 4.1.

“Parent” means any corporation which qualifies as a “parent corporation” of the Company under Section 424(e) of the Code.

“Performance Period” is defined in Section 8.4(g).

“Performance Shares” means any Shares issued pursuant to an Award granted under Article 9.

“person” means a “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act.

“Plan” means this Sanara MedTech Inc. 2014 Omnibus Long Term Incentive Plan, as amended from time to time.

“Plan Year” means the calendar year.

“Restricted Share Units” means Shares issued by the Company pursuant to an Award granted under Article 8 that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee, which may be below their Fair Market Value, if continued Employment and/or other terms and conditions specified by the Committee are satisfied.

“Restricted Shares” means Shares which are issued by the Company pursuant to an Award granted under Article 8 to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant.

“Retirement” shall be defined in the Award agreements, as necessary.

“Rule 16b-3” is defined in Article 17.

 “Share” or “Shares” mean one or more of the Common Shares.

“Shareholder” means an individual or entity that owns one or more shares of stock of the Company, including Common Shares.

“Stock Appreciation Rights” and “SARs” mean any right pursuant to an Award granted under Article 7.

“Stock Option” means a right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5; such right may be an Incentive Stock Option or a Non-Qualified Stock Option.

“Stock Power” means a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Common Shares from the participant to the Company or a third party.

“Subsidiary” means any corporation which qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Vested” means, with respect to a Common Share, when the Common Share has been awarded; with respect to a Stock Option, when the Stock Option first becomes exercisable; with respect to a Stock Appreciation Right, when the Stock Appreciation Right first becomes exercisable; with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability; with respect to Restricted Share Units and Performance Shares, when the Restricted Share Units or Performance Shares are no longer subject to restrictions and forfeiture and are convertible to, or replaceable with, Shares. “Vest” and “Vesting” shall have correlative meanings.

ARTICLE 2
Administration

2.1 Authority and Duties of the Committee.

(a) The Plan shall be administered by a Committee of at least two Directors who are appointed by the Board. Unless otherwise determined by the Board, the Compensation Committee of the Company shall serve as the Committee that will administer the Plan, and all of the members of the Committee shall be Outside Directors. Notwithstanding this requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual then considered to be an Outside Director shall be deemed void because it is discovered that a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law. In the event that the Committee shall not have been appointed by the Board, the Plan shall be administered by the Board, which shall exercise all rights, powers and authority granted to the Committee under this Plan.

(b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, employees, consultants and Outside Directors.

(c) The Committee has the sole and exclusive authority, subject to any limitations specifically set forth in this Plan, to:

(i)
select the officers, employees, consultants and Outside Directors to whom Awards are granted;

(ii)
determine the types of Awards granted and the timing of such Awards;

(iii)
determine the number of Shares to be covered by each Award granted hereunder;

(iv)
determine the other terms and conditions, not inconsistent with specific requirements of this Plan, of any Award granted hereunder; such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Stock Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any Vesting, acceleration or waiver of forfeiture restrictions, any performance criteria applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

(v)
determine whether any conditions or objectives related to Awards have been met;

(vi)
subsequently modify or waive any terms and conditions of Awards, not inconsistent with the terms of this Plan;

(vii)
adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it deems advisable from time to time;

(viii)
promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

(ix)
construe, interpret, administer and implement the terms and provisions of this Plan, any Award and any related agreements;

(x)
correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements;

(xi)
prescribe any legends to be affixed to certificates representing Shares or other interests granted or issued under the Plan; and

(xii)
otherwise supervise the administration of this Plan.

(d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Shareholders and participants, but may be made by their terms subject to ratification or approval by, the Board, another committee of the Board or Shareholders.

(e) The Company shall furnish the Committee and its delegates with such clerical and other assistance as is necessary for the performance of the Committee’s duties under the Plan.

2.2 Delegation of Duties. The Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers for purposes relating to plan administration at the expense of the Company.

2.3 Limitation of Liability. Members of the Board, members of the Committee and Company employees who are their designees acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for grossly negligent or willful misconduct in the performance of their duties hereunder.

ARTICLE 3
 Stock Subject to Plan

3.1 Total Shares Limitation. Subject to the provisions of this Article, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 2,000,000, which may be treasury Shares or unissued Shares.

3.2 Other Limitations.

(a) Stock Option Limitations. The maximum number of Shares available with respect to all Stock Options granted under this Plan is 2,000,000 Shares. The maximum number of Shares available with respect to ISOs granted under this Plan is 1,000,000 Shares.

(b) Full-Value Limitations. The maximum number of Shares available with respect to Full-Value Awards granted under this Plan is 2,000,000 Shares.

(c) Participant Limitation. The aggregate number of Shares underlying all Awards granted under this Plan to any participant in any Plan Year (including but not limited to Awards of Options and SARs), regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 100,000 Shares.

3.3 Awards Not Exercised; Effect of Receipt of Shares. If any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan. If (i) the Exercise Price of a Stock Option is paid in Shares, (ii) Shares underlying the exercised portion of an SAR are not issued upon exercise of the SAR, (iii) Shares are withheld to satisfy an individual participant’s tax obligations or (iv) Shares are repurchased by the Company on the open market with respect to Awards under this Plan, the Shares received, not issued, withheld or repurchased by the Company in connection therewith shall not be added to the maximum aggregate number of Shares which may be issued under Section 3.1.

3.4 Dilution and Other Adjustments. If the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, redesignation, reclassification, merger, consolidation, liquidation, split-up, reverse split, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or Exercise Price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, unless otherwise determined by the Committee, the foregoing adjustments shall be made in conformity with: (I) Sections 422 and 424 of the Code with respect to ISOs; (II) Treasury Department Regulation Section 1.424-1 (and any successor thereto) with respect to NQSOs, applied as if the NQSOs were ISOs; and (III) Section 409A of the Code, to the extent necessary to avoid its application or avoid adverse tax consequences thereunder.

ARTICLE 4
Participants; Award Agreements

4.1 Eligibility. Officers, all other active common law employees of the Company or any of its Affiliates, consultants and Outside Directors who are selected by the Committee in its sole discretion are eligible to participate in this Plan (individually, a “participant”).

4.2 Award Agreements. Each Award granted under this Plan will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee, and by a written agreement dated as of the Date of Grant and executed by the Company and by the appropriate participant. Each Award is conditioned upon the participant’s execution of a written agreement in the form prescribed by the Committee. Execution of an Award agreement shall constitute (i) the participant’s irrevocable agreement to, and acceptance of, the terms and conditions of the Award set forth in such agreement and of the terms and conditions of the Plan applicable to such Award and (ii) the participant’s agreement to pay to the Company when due the amount of any required tax withholding as provided in Article 16. Award agreements may differ from time to time and from participant to participant.

ARTICLE 5
Stock Option Awards

5.1 Option Grant. Each Stock Option may be granted under this Plan as a Non-Qualified Stock Option or an Incentive Stock Option and, if a Non-Qualified Stock Option, either independently or in conjunction with the grant of an SAR.

5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and with respect to the Shares acquired upon exercise as may be provided in the relevant agreement evidencing the Stock Options, as the Committee deems desirable, so long as such terms and conditions are not inconsistent with the terms of this Plan:

(a)           Exercise Price. Subject to Section 3.4, the Exercise Price will never be less than 100% of the Fair Market Value of the Shares on the Date of Grant. Except as otherwise provided in Section 3.4, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares on the Date of Grant.

(b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years. Unless provided otherwise in an agreement evidencing the Stock Option or determined by the Committee, each Stock Option shall terminate upon the participant’s termination of Employment.

(c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times and on such conditions as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time or on conditions, in its entirety or in installments, the Committee may waive or accelerate those Vesting provisions at any time.

(d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with the amount of any tax withholding. Subject to the approval of the Committee, the Exercise Price may be paid:

(i)
in cash in any manner satisfactory to the Committee;

(ii)
by tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option having an aggregate Fair Market Value on the date of exercise equal to the applicable Exercise Price;

(iii)
by a combination of cash and unrestricted Shares that are owned on the date of exercise by the person entitled to exercise the Stock Option;

(iv)
by delivery of irrevocable instructions to a broker to sell Shares obtained upon exercise of the Stock Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the Exercise Price for the Shares being purchased; and

(v)
by another method permitted by law and affirmatively approved by the Committee which assures full and immediate payment or satisfaction of the Exercise Price.

The Committee may withhold its approval for any method of payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for the Company or a participant or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and lawful regulations and guidance promulgated thereunder.

(e) Issuance of Shares. The Company will issue or cause to be issued Shares as soon as practicable after exercise of a Stock Option and receipt of full payment of the Exercise Price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, in certificated or uncertificated form, no right to vote or receive dividends or any other rights as a Shareholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option.

(f) Form. Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are subject to the additional terms and conditions in Article 6.

(g) Special Limitations on Stock Option Awards. Unless an Award agreement approved by the Committee expressly provides otherwise, Stock Options awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Option Awards shall be construed and administered accordingly.

ARTICLE 6
Special Rules Applicable to Incentive Stock Options

6.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to employees (including officers and Directors who are also employees) of the Company or an Affiliate which is also a Parent or Subsidiary.

6.2 Special ISO Rules.

(a) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan.

(b) Ten Percent Shareholder. If a grantee owns (at the time of the Award and after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, the Exercise Price of the ISO will be at least 110% of the Fair Market Value of the Shares as of the Date of Grant and such ISO shall not be exercisable on or after the fifth anniversary of the Date of Grant.

(c) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan adopted by the Company or a Parent or a Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value shall exceed $100,000, such number of ISOs as shall have an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as NQSOs.

(d) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may an ISO (or related Stock Appreciation Right) be exercisable during an optionee’s lifetime other than by him or her (or his or her guardian or legal representative to the extent permitted by applicable law).

(e) Termination of Employment. No ISO may be exercised more than three months following termination of Employment for any reason (including Retirement) other than death or Disability, nor more than one year following termination of Employment due to death or Disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of Employment is cessation of Employment such that no Employment relationship exists between the participant and the Company, a Parent or a Subsidiary.

(f) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.

6.3 Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with changes to Section 422 of the Code. Any ISO which fails to meet the requirements of Section 422 of the Code is automatically treated as an NQSO appropriately granted under this Plan provided that it otherwise meets the Plan’s requirements for being an NQSO.

ARTICLE 7
Stock Appreciation Rights

7.1 SAR Grant and Agreement. A Stock Appreciation Right may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option.

7.2 SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with all or part of Stock Options granted under this Plan, at the same time as the grant of the Stock Options, and will be subject to the following terms and conditions:

(a) Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

(b) Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of Article 5 or otherwise as the Committee may determine.

(c) Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 on the number of Shares to be issued under this Plan. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements, the holder of the Stock Appreciation Right is entitled to receive cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. Any fractional Shares shall be paid in cash or, if the Committee determines, rounded downward to the next whole Share. At any time the Exercise Price per Share of the related Stock Option exceeds the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.3 Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

(a) Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

(b) Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

(c) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements, the holder of the Stock Appreciation Right is entitled to receive cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Fair Market Value of a Share on the Date of Grant (the “Base Value”) multiplied by the number of Stock Appreciation Rights being exercised. Any fractional Shares shall be paid in cash or, if the Committee determines, rounded downward to the next whole Share. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Base Value, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

7.4 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan, as are determined from time to time by the Committee.

7.5 Special Limitations on SAR Awards. Unless an Award agreement approved by the Committee expressly provides otherwise, Stock Appreciation Rights awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Stock Appreciation Rights Awards shall be construed and administered accordingly.

ARTICLE 8
Restricted Share and Restricted Share Unit Awards

8.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value, but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.4) are determined by the Committee in its discretion.

8.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and from participant to participant and which may be below the Fair Market Value of such Restricted Shares at the Date of Grant.

(b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)
a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in Article 12 and the applicable Award agreements);

(ii)
a requirement that the participant forfeit such Restricted Shares in the event of termination of the participant’s Employment with the Company or its Affiliates prior to Vesting;

(iii)
the elimination of any voting rights and rights to receive dividends for such Restricted Shares prior to Vesting;

(iv)
a prohibition against Employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(v)
any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including “blue sky” laws; and

(vi)
such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

(c)  Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2, 9.3 and 9.4(b) will apply.

(d) Delivery of Shares. Restricted Shares will be certificated and registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

“The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Sanara MedTech Inc. 2014 Omnibus Long Term Incentive Plan and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company.”

At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, and after the satisfaction by the participant of tax withholding requirements, such Shares will be delivered free of all restrictions (except as provided in Section 15.2) to the participant or other appropriate person and with the foregoing legend removed.

(e) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

(f) Voting and Other Rights. Except as otherwise provided in the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have the other rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares; provided that if restrictions lapse upon the attainment of specified performance objectives, then the participant will receive any dividends only to the extent performance objectives were achieved.

8.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee, which may be below their Fair Market Value, subject to satisfaction of continued Employment and/or other terms and conditions specified by the Committee. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2) are determined by the Committee in its sole discretion.

8.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan, as the Committee deems desirable:

(a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Share Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

(b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

(i)
a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

(ii)
a requirement that the participant forfeit such Restricted Share Unit in the event of termination of the participant’s Employment with the Company or its Affiliates prior to Vesting;

(iii)
a prohibition against Employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate;

(iv)
any applicable requirements arising under the Securities Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including “blue sky” laws; and

(v)
such additional restrictions as are required to avoid adverse tax consequences under Section 409A of the Code.

The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

(c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections 9.2, 9.3 and 9.4(b) will apply.

(d) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Restricted Share Unit Award but if restrictions lapse upon the attainment of specified performance objectives, then such dividend equivalents shall be paid only to the extent performance objectives are achieved.

(e) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, after the satisfaction by the participant of tax withholding requirements the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions (except as provided in Section 15.2).

(f) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

(g) Special Limitations on Restricted Share Unit Awards. Restricted Share Units awarded under this Plan are intended to be compliant with, or exempt from, Section 409A of the Code and all Restricted Share Unit Awards shall be construed and administered accordingly.

ARTICLE 9
Performance Share Awards

9.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2) are determined by the Committee in its discretion.

9.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the period or periods during which any performance objective must be met (the “Performance Period”). The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes. Performance measurement may be based on absolute Company, business unit or divisional performance and/or on relative performance as compared with that of other publicly traded companies. The performance objectives and periods need not be the same for each participant nor for each Award.

9.3 Adjustment of Performance Objective and Evaluations. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock. The Committee may also appropriately adjust any performance evaluation under a performance objective or objectives to reflect any of the following events that may occur during the Performance Period: (1) asset gains or losses; (2) litigation, claims, judgments or settlements; (3) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (4) accruals for reorganization and restructuring programs; and (5) any extraordinary, unusual, non-recurring or non-cash items.

9.4 Other Terms and Conditions. Performance Share Awards may contain such other terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan as the Committee deems desirable and are subject to the following terms and conditions:

(a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, and the fulfillment of time Vesting requirements, if any, and after the satisfaction by the participant of tax withholding requirements, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any restrictions pursuant to Section 15.2.

(b) Termination; Time Vesting. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or, whether or not earned, upon the termination of Employment of the participant during the time period or periods required for Vesting as specified by the Committee. If a participant’s Employment with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion may determine at or after the time of grant, notwithstanding any Vesting requirements under Section 9.4(a), that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of Shares representing a portion of the participant’s then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period.

(c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award; provided, however, that an Award agreement may provide for payment of an amount of money (or Shares with a Fair Market Value equivalent to such amount) equal to the dividends paid from time to time on the number of Common Shares that would become payable upon vesting of a Performance Share Award but such dividend equivalents shall be paid only to the extent performance objectives are achieved. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

9.5 Special Limitations on Performance Share Awards. Unless an Award agreement provides otherwise, Performance Shares Awarded under this Plan are intended to meet the requirements for exclusion from coverage under Section 409A of the Code and all Performance Share Awards shall be construed and administered accordingly.

ARTICLE 10
Common Share Awards

10.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, a Common Share may only be granted to an employee or Outside Director.

10.2 Terms and Conditions of Common Share Awards.

(a) Purpose. Common Shares may be granted in consideration of services rendered to the Company by employees or Outside Directors in their capacity as Directors.

(b) Vesting. Common Shares shall be fully-Vested.

(c) Delivery of Shares. The Shares will be delivered to the participant after the satisfaction by the participant of tax withholding requirements.

ARTICLE 11
Transfers and Leaves of Absence

11.1 Transfer of Participant. For purposes of this Plan, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of Employment.

11.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of Employment:

(a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

(b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee’s right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

(c) any other absence determined by the Committee in its discretion not to constitute a termination of Employment.

ARTICLE 12
Effect of Change in Control

12.1           Change in Control Defined. “Change in Control” means (i) a sale of all or substantially all of the assets of the Company to any person or entity that is not a wholly owned subsidiary of the Company; (ii) a merger or consolidation to which the Company is a party if all persons who were shareholders of the Company immediately prior to the effective date of the merger or consolidation become beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities having less than 50% of the total combined voting power for election of directors (or comparable governing body) of the surviving corporation or other entity following the effective date of such merger or consolidation; or (iii) the approval by shareholders of the Company of any plan or proposal for the liquidation of the Company or its subsidiaries (other than into the Company).

12.2           Acceleration of Award. Except as otherwise provided in this Plan or an Award agreement, immediately upon the occurrence of a Change in Control:

(a) all outstanding Stock Options automatically become fully exercisable;

(b) all Restricted Share Awards automatically become fully Vested;

(c) subject to Section 409A of the Code, all Restricted Share Unit Awards automatically become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, they shall become Vested on a pro-rated basis as described in Section 12.2(d)) and, to the extent Vested, converted to, or replaced with, Shares at the election of the holder;

(d) all participants holding Performance Share Awards become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved pro-rated based on the ratio of the number of months of active Employment in the Performance Period to the total number of months in the Performance Period; and

(e) Stock Appreciation Rights automatically become fully Vested and fully exercisable.

12.3           Treatment of Awards. If the Committee determines that it would not trigger adverse taxation under Section 409A of the Code, upon the occurrence of a Change in Control, the Committee may, but shall not be obligated to, (A) cancel Awards for fair value, which, in the case of Stock Options and Stock Appreciation Rights, shall equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of Shares subject to such Stock Options or Stock Appreciation Rights (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Stock Options or Stock Appreciation Rights as of the date of the Change in Control) over the aggregate Exercise Price or Base Value (as applicable) of such Stock Options or Stock Appreciation Rights or (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms and value of any affected Awards previously granted hereunder as determined by the Committee or (C) provide that for a period of at least 15 days prior to the Change in Control, such Awards shall be exercisable, to the extent applicable, as to all Shares subject thereto and the Committee may further provide that upon the occurrence of the Change in Control, such Awards shall terminate and be of no further force and effect.

ARTICLE 13
Transferability of Awards

13.1 Awards Are Non-Transferable. Except as provided in Sections 13.2 and 13.3, Awards are non- transferable and any attempts to assign, pledge, hypothecate or otherwise alienate or encumber (whether by operation of law or otherwise) any Award shall be null and void.

13.2 Inter-Vivos Exercise of Awards. During a participant’s lifetime, Awards are exercisable only by the participant or, as permitted by applicable law and notwithstanding Section 13.1 to the contrary, the participant’s guardian or other legal representative.

13.3 Limited Transferability of Certain Awards. Notwithstanding Section 13.1 to the contrary, Awards may be transferred by will and by the laws of descent and distribution. Moreover, the Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) if the Award is an Incentive Stock Option, consistent with Section 422 of the Code; (b) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing, or as otherwise determined by the Committee to be in the interests of the Company; or (c) by a participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. “Immediate Family Members” means the participant’s spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

ARTICLE 14
Amendment and Discontinuation

14.1 Amendment or Discontinuation of this Plan. The Board may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

(a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board without the participant’s written consent thereto; and

(b) without Shareholder approval if Shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 of the Code with respect to ISOs).

Notwithstanding the foregoing, this Plan may be amended without obtaining the affected participants’ consent in order to: (i) comply with any law; (ii) preserve any intended favorable tax effects for the Company or participants; or (iii) avoid any unintended unfavorable tax effects for the Company or participants.

14.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

ARTICLE 15
Share Certificates

15.1 Delivery of Share Certificates. The Company is not required to issue or deliver any Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

(a) payment in full for the Shares and for any tax withholding;

(b) completion of any registration or other qualification of such Shares under any federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

(c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

(d) in the event the Shares are not registered under the Securities Act of 1933, as amended, qualification as a private placement under said act;

(e) obtaining of any approval or other clearance from any federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

(f) full satisfaction of the Committee that the issuance and delivery of Shares under this Plan is in compliance with applicable federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

Notwithstanding the foregoing, with respect to any Award that is or becomes subject to Section 409A of the Code, a payment may only be delayed where the Company or any Affiliate reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law and provided that the payment is made at the earliest date at which the Company or Affiliate reasonably anticipates that the making of the payment will not cause such violation.

15.2 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or other stock exchange upon which the Shares are then-listed, and any other applicable federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

15.3 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company or its transfer agent may use a “book entry” system in which a computerized or manual entry is made in the records of the Company or the transfer agent to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

ARTICLE 16
Tax Withholding

16.1 General. The Committee shall cause the Company or its Affiliates to withhold any taxes which it determines it is required by law or required by the terms of this Plan to withhold in connection with any payments incident to this Plan. The participant or other recipient shall provide the Committee with such Stock Powers and additional information or documentation as may be necessary for the Committee to discharge its obligations under this Section.

16.2 Method of Payment by Participant. The Company will specify the amount of tax withholding payable by a participant in connection with the Vesting of the participant’s Award. The participant shall pay such amount of tax withholding in cash or if provided in the Award Agreement by such other manner permitted in the Award agreement, which may include, subject to Committee approval:

(i)
tendering (by either actual delivery of Shares or by attestation) unrestricted Shares that are owned by the participant prior to the date of Vesting having an aggregate Fair Market Value on the date of Vesting equal to the amount of such withholding tax;

(ii)
the withholding of Shares otherwise issuable pursuant to the Award on the date of Vesting having an aggregate Fair Market Value on the date of Vesting equal to the amount of such withholding tax;

(iii)
by a combination of cash and either of the foregoing enumerated methods;

(iv)
another method approved by the Committee.

16.3 Delivery of Withholding Proceeds. The Company or its Affiliates shall deliver withholding proceeds to the Internal Revenue Service and/or other taxing authority.

ARTICLE 17
General Provisions

17.1 No Implied Rights to Awards, Employment or Directorship. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award hereunder shall be construed as giving any individual any right to continued Employment with the Company or any Affiliate. The Plan does not constitute a contract of Employment or for services, and the Company and each Affiliate expressly reserve the right at any time to terminate employees or service providers free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

17.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

17.3 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time (“Rule 16b-3”). All transactions involving any participant subject to Section 16(b) of the Exchange Act shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

17.4 Compliance with Section 409A. The parties intend that this Plan and Awards be, at all relevant times, in compliance with (or exempt from) Section 409A of the Code and all other applicable laws, and this Plan shall be so interpreted and administered. In addition to the general amendment rights of the Company with respect to the Plan, the Company specifically retains the unilateral right (but not the obligation) to make, prospectively or retroactively, any amendment to this Plan or any related document as it deems necessary or desirable to more fully address issues in connection with compliance with (or exemption from) Section 409A of the Code and other laws. In no event, however, shall this section or any other provisions of this Plan be construed to require the Company to provide any gross-up for the tax consequences of any provisions of, or payments under, this Plan. The Company and its Affiliates shall have no responsibility for tax or legal consequences to any Participant (or beneficiary) resulting from the terms or operation of this Plan.

17.5 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

17.6 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

17.7 Governing Law. This Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the internal laws of the State of Texas. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974 and shall be so construed and administered.

ARTICLE 18
Effective Date; Expiration

18.1           Effective Date. The effective date of this Plan is the date on which the Shareholders of the Company approve it at a duly held Shareholders’ meeting. No Awards may be granted under this Plan after the tenth anniversary of such date, but Awards granted before such tenth anniversary may remain outstanding under this Plan until they expire according to their terms and the other terms of this Plan.

Control Number:	Number of Shares:	Registered Shareholder:

SANARA MEDTECH INC.

1200 Summit Ave., Suite 414
Fort Worth, Texas 76102

PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders, July 9, 2020

The undersigned hereby appoints J. Michael Carmena and Michael D. McNeil, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Sanara MedTech Inc. which the undersigned is entitled to vote at the 2020 Annual Meeting of Shareholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Item 1, (ii) “FOR” Item 2, approval of the Restated 2014 Omnibus Long Term Incentive Plan, (iii) “FOR” Item 3, approval of the advisory vote on executive compensation, (iv) “FOR” a frequency of 3 years to vote on executive compensation in Item 4, and (v) in the discretion of the proxies upon such other matter as may properly come before the Annual Meeting.

Item 1    To approve the election of five directors to serve on the Company’s board of directors until the 2021 annual meeting of shareholders or until their successors are duly elected and qualified.

☐
FOR the election as a director of the five nominees listed below.

NOMINEES:
Ronald T. Nixon, James W. Stuckert, J. Michael Carmena, Ann Beal Salamone, Kenneth E. Thorpe

☐
WITHHOLD AUTHORITY FOR ALL NOMINEES

☐
WITHHOLD AUTHORITY to vote for the following nominees: ____________________________________________

INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

Item 2    To approve the Company’s Restated 2014 Omnibus Long Term Incentive Plan.

☐ For	☐ Against	☐ Abstain

Item 3    To approve, on an advisory basis, the compensation of the Company’s executive officers.

☐ For	☐ Against	☐ Abstain

Item 4    To recommend, by advisory vote, the frequency of future advisory votes on the Company’s executive compensation.

☐ Each year	☐ Every 2 years	☐ Every 3 years

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: ___________________________________________, 2020

______________________________________________________
Signature

______________________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation
2901 N. Dallas Parkway, Suite 380
Plano, Texas 75093
Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.
Go to http://onlineproxyvote.com/SMTI/ at any time 24 hours a day.

2.
Login using the control number located in the top left hand corner of this proxy card.

3.
Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Shareholders are available at http://onlineproxyvote.com/SMTI/